Exhibit 10.3

Execution Version

AMENDMENT AND CONSENT

This Amendment and Consent (this “Amendment and Consent”) is entered into on _______________, 2022, by and between AMCI Acquisition Corp. II, a Delaware corporation (the “Company”), and the undersigned subscriber (“Subscriber”).

WHEREAS, the Company and Subscriber entered into that certain Subscription Agreement, dated as of October 18, 2022 (the “Subscription Agreement”), pursuant to which Subscriber agreed to subscribe for and purchase from the Company, and the Company agreed to issue and sell to Subscriber, that number of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), set forth on the signature page thereto (the “Subscribed Shares”), for a purchase price of $10.00 per share (the “Per Share Price” and the aggregate of such Per Share Price for all Subscribed Shares being referred to herein as the “Purchase Price”);

WHEREAS, on March 8, 2022, the Company entered into a definitive agreement with LanzaTech NZ, Inc., a Delaware corporation (“LanzaTech”), and the other parties thereto, providing for a business combination between the Company and LanzaTech (the “Merger Agreement” and the transactions contemplated by the Merger Agreement, the “Transaction”);

WHEREAS, the Company desires to amend the Merger Agreement in the form attached hereto as Annex A (the “Merger Agreement Amendment”) and, pursuant to Section 2(e) of the Subscription Agreement, the consent of Subscriber in writing is required in order to amend certain provisions of the Merger Agreement; and

WHEREAS, the Company and Subscriber desire to amend the Subscription Agreement in order to align its terms with the proposed amendment to the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the Company and Subscriber hereto hereby agree as follows:

1.                   Capitalized terms used in this Amendment and Consent but not otherwise defined herein have the meanings ascribed thereto in the Subscription Agreement.

2.                   Subscriber hereby consents, for all purposes under the Subscription Agreement, to the Merger Agreement Amendment, in the form attached hereto as Annex A.

3.                   Effective as of the effective date of the Merger Agreement Amendment, the first recital of the Subscription Agreement shall be amended to include the words “as amended, amended and restated or supplemented from time to time” immediately before the words “the ‘Merger Agreement’”.

4.                   Effective as of the effective date of the Merger Agreement Amendment, Section 6 of the Subscription Agreement shall be amended to replace “December 7, 2022” with “February 28, 2023”.

5.                   Except as expressly amended hereby, the Subscription Agreement shall not be amended, modified or affected by this Amendment and Consent, and the Subscription Agreement, and the rights and obligations of the Company and Subscriber thereunder, shall remain in full force and effect in all respects.

6.                   In the event of any conflict between the terms of this Amendment and Consent and the terms of the Subscription Agreement, the terms of this Amendment and Consent shall prevail. Upon the effectiveness of this Amendment and Consent, each reference in the Subscription Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Subscription Agreement as amended hereby, and each reference to the Subscription Agreement in any other document, instrument or agreement executed or delivered in connection with the Subscription Agreement shall mean and be a reference to the Subscription Agreement as amended hereby.

7.                   This Amendment and Consent shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the principles of conflicts of laws that would otherwise require the application of the laws of any other state.

8.                   Any Action based upon, arising out of or related to this Amendment and Consent shall be finally resolved pursuant to Sections 8(p)-(q) of the Subscription Agreement, which are hereby incorporated by reference and shall apply to this Amendment and Consent as if set forth herein in their entirety, mutatis mutandis.

9.                   This Amendment and Consent may be executed and delivered in one or more counterparts (including by electronic mail, in .pdf or other electronic submission) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and Subscriber have caused this Amendment and Consent to be duly executed as of the date first written above.

AMCI ACQUISITION CORP. II

By:
Name:
Title:

SUBSCRIBER

Name of Subscriber:

By:
Name:
Title:

[Signature Page to Amendment and Consent]